SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

    Date of Report:                            Date of earliest event reported:
    January 14, 1997                           January 14, 1997

                       Commission file number 33-31706-01



                          SULLIVAN COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

     Delaware                                             62-1395968
(State of incorporation)                 (I.R.S. employer identification number)


                               225 High Ridge Road
                           Stamford, Connecticut 06905
                                 (203) 977-8101
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


                             SULLIVAN GRAPHICS, INC.
              (Exact name of regiment as specified in its charter)

      New York                                        62-1003976
(State of incorporation)                 (I.R.S. employer identification number)

                               100 Winners Circle
                           Brentwood, Tennessee 37027
                                 (615) 377-0377
(Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)




                                 Not applicable
              (Former name, former address and former fiscal year,
                         if changed since last report)




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Item 5.  Other Events

                  Sullivan Communications and Sullivan Graphics today announced that their EBITDA for the three months ended December 31, 1996 was approximately $16.1 million (exclusive of approximately $0.6 million of non-recurring charges), compared to $15.8 million for the same period in 1995. The Print division's EBITDA was approximately $14.8 million ($14.8 million for the 1995 period), American Color's EBITDA was approximately $2.4 million ($1.9 million for the 1995 period) and the EBITDA for other operations was approximately $(1.1) million ($(0.9) million for the 1995 period). EBITDA consists of earnings before net interest expense, income tax expense or benefit, depreciation, amortization, other special charges related to asset write-offs and write-downs, other income and expense and discontinued operations.

                  Sullivan Communications, through its Sullivan Graphics subsidiary, is one of the nation's largest suppliers of commercial heatset offset and flexographic printing. The company's ten production facilities print and distribute products such as weekly retail advertising inserts, comics and large format publications for many of the country's leading retailers and major newspapers.

                  American Color, the digital imaging and prepress division of Sullivan Communications, is one of the country's largest prepress service organizations. The Phoenix-based company has 16 strategically located facilities across the country. American Color facilities and Sullivan Graphics plants are linked by a state-of-the-art digital communications network to provide instantaneous delivery of prepress materials from coast to coast.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               SULLIVAN COMMUNICATIONS, INC.
                                               SULLIVAN GRAPHICS, INC.



Date:  January 14, 1997                        By: /s/Joseph M. Milano
                                                   ------------------
                                                   Joseph M. Milano
                                                   Senior Vice President and
                                                   Chief Financial Officer






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